Exhibit 99.1

NEWS RELEASE

DATE: November 10, 2016
MEDIA CONTACT: Dan Lombardo, InvenTrust Properties Corp.
630-570-0605 or dan.lombardo@InvenTrustProperties.com

InvenTrust Properties Corp. Appoints Two New Independent Directors

Oak Brook, Ill. - InvenTrust Properties Corp. (“InvenTrust” or “the Company”) today announced the appointment of Michael A. Stein and Scott A. Nelson to InvenTrust’s Board of Directors. Mr. Stein currently serves on the Board of Apartment Investment and Management Company (AIMCO) and was formerly Chief Financial Officer of Nordstrom, Inc. and Marriott International, Inc. Mr. Nelson is a 35-year retail industry veteran who recently held various Senior Vice President positions at Target and the founding Principal of SAN Prop Advisors, a retail real estate advisory firm. With the addition of these independent directors, InvenTrust’s Board will be expanded from six to eight directors.

“Michael and Scott bring significant real estate and retail acumen to the Board,” said Thomas P. McGuinness, President and Chief Executive Officer of InvenTrust. “We believe that Michael’s financial expertise and Scott’s years of relevant industry experience in retail and real estate will provide additional strength to the Board as we move forward in executing our strategic plan.”

“We welcome Michael and Scott to the Board and look forward to benefiting from their contributions and insights,” said J. Michael Borden, Chairman of the Board of InvenTrust Properties. “We have made significant progress in recent years as part of InvenTrust’s plan to become a pure-play retail REIT and I look forward to working with Michael and Scott and the rest of the Board as we continue to execute on our long-term portfolio strategy.”

InvenTrust’s Board believes that Mr. Stein will be a valuable addition to the Board, given Mr. Stein’s background as a retail business executive and financial expert with 40 years of diverse experience, including public accounting, chief financial officer positions at large public companies, and Board service at public companies. The Company’s Board also believes that Mr. Nelson will provide valuable insight and advice to the Company based on his extensive experience in the retail real estate industry developing acquisition strategies, navigating market complexities, and leveraging real estate to fulfill corporate growth objectives for one of the largest retailers in America.

Mr. Stein commented, “It is an honor to join the InvenTrust Board. This is an exciting time at the Company, and I am eager to begin collaborating with the other members of the Board to continue to execute on InvenTrust’s strategy for the benefit of all stockholders.”

Mr. Nelson added, “The Company has a strong foundation and a clear, differentiated strategy for growth. I am excited about working with the Board, Thomas, and the rest of the management team to help InvenTrust expand its business and achieve its full potential.”

About Michael A. Stein
Mr. Stein served as Senior Vice President and Chief Financial Officer of ICOS Corporation, a biotechnology company, from 2001 until its acquisition by Eli Lilly in 2007. Prior thereto, Mr. Stein was Executive Vice President and Chief Financial Officer of Nordstrom, Inc. from 1998 to 2000, and served in various capacities with Marriott International, Inc. from 1989 to 1998, including Executive Vice President and Chief Financial Officer from 1993 to 1998. Previously, Mr. Stein spent nearly 20 years at Arthur Andersen LLP, where he was a Partner.
Mr. Stein has served on the Board of Directors of Apartment Investment and Management Company (AIMCO), a New York Stock Exchange listed public real estate investment trust focused on the ownership and management of apartment communities located in large markets in the United States, since 2004. He is currently the chairman of the audit committee and a member of the compensation and human resources, nominating and corporate governance, and redevelopment and construction committees at AIMCO. He has also served on the Board of Directors of Providence Health & Services, a not-for-profit health system, from 2008 to 2016, and the Boards of Nautilus, Inc., Getty Images, Inc. and Fred Hutchinson Cancer Research Center. Mr. Stein has a Bachelor of Science degree from the University of Maryland.

About Scott A. Nelson
Mr. Nelson is Principal of SAN Prop Advisors, a retail real estate advisory firm that he started in early 2016. Past and current clients of SAN Prop Advisors include Target, a major European retailer and a large U.S. developer. Prior thereto, he served in various real estate capacities, including senior vice president positions, at Target Corporation, a general merchandise retailer, since 1995. Most recently, he served as Senior Vice President Target Properties from 2014 to 2016, and Senior Vice President, Target Real Estate from 2007 to 2014. In these roles, he was instrumental in the acquisition, development and optimization of Target’s retail real estate portfolio. Previously, Mr. Nelson spent 10 years at Mervyn’s, a West Coast department store where he served in various positions including Director of Real Estate. He has a CRX (Certified Retail Property Executive) designation from the International Council of Shopping Centers. Since 2009, Mr. Nelson has served as a board member of Heart of America, a non-profit focused on volunteering and learning environments in schools. Mr. Nelson received a Bachelor of Arts degree and a Master of Science degree from the University of Minnesota.

ABOUT INVENTRUST PROPERTIES CORP.

InvenTrust Properties Corp. is a pure-play retail company with a focus on acquiring open-air centers with a disciplined approach, in key growth markets with favorable demographics. This acquisition strategy, along with our innovative and collaborative property management approach, ensures the success of both our tenants and business partners and drives net operating income growth for the Company. InvenTrust became a self-managed real estate investment trust in 2014 and, as of September 30, 2016, is an owner and manager of 88 multi-tenant retail properties, comprising 15.1 million square feet of retail space.

Forward-Looking Statements Disclaimer

Forward-looking statements in this press release, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical, including statements regarding management’s intentions, beliefs, expectations, representation, plans or predictions of the future and are typically identified by words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, among others, our ability to execute on our strategy, build our retail platform and position our Company for growth. For further discussion of factors that could materially affect the outcome of our forward-looking statements and our future results and financial condition, see the Risk Factors included in our most recent Annual Report on Form 10-K, as updated by any subsequent Quarterly Report on Form 10-Q, in each case as filed with the Securities and Exchange Commission. We intend that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, except as may be required by applicable law. We caution you not to place undue reliance on any forward-looking statements, which are made as of the date of this release. We undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.